John Hancock Trust
Supplement dated July 27, 2010
to the Prospectus dated May 3, 2010
CORE DIVERSIFIED GROWTH & INCOME TRUST
Annual Fund Operating Expenses
The disclosure under “Fees and Expenses — Annual Fund Operating Expenses” is amended to reflect that John Hancock Investment Management Services, LLC, the fund’s investment adviser, has extended the expiration date of the 0.10% contractual limit on “Other Expenses” from April 30, 2011 to April 30, 2012. Other Expenses consist of operating expenses of the fund, excluding advisory, 12b-1, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.